Exhibit 23.2

                  CONSENT OF INDEPENDENT MINING CONSULTANTS, INC.

              We hereby consent to the incorporation by reference of of our reports included herein or incorported by reference in this Form 10-K, into Freeport-McMoRan Copper & Gold Inc.'s previously filed Registration Statements on Form S-3 (File Nos. 33-45787, 33-63376, 33-52503 and 333-2699)
 and on Form S-8 (File Nos. 33-63267, 33-63269 and 33-63271).

                                                /s/ John. M. Marek
                      					John  M. Marek
  				                        President


   Tucson, Arizona
   March 27, 1998